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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 25, 2003


                                 BILLSERV, INC.
             (Exact name of registrant as specified in its charter)

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            Nevada                        0-30152              98-0190072
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(State or other jurisdiction of      (Commission File         (IRS Employer
        incorporation)                    Number)           Identification No.)

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                       211 NORTH LOOP 1604 EAST, SUITE 200
                            SAN ANTONIO, TEXAS 78232
               (Address of principal executive offices) (Zip Code)
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        Registrant's telephone number, including area code (210) 402-5000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 25, 2003 (the "Closing") Billserv, Inc., a Nevada corporation (the "Company") sold substantially all of its assets (the "Business") to Saro, Inc., a Delaware corporation (the "Purchaser"), which is a wholly owned subsidiary of CyberStarts, Inc., a Delaware corporation (the "Sale").

The aggregate selling price for the Business was $4,800,000 (the "Purchase Price") plus the Purchaser's assumption of certain liabilities of the Company. The Purchase Price was determined through extensive negotiations between the Purchaser and the Company. The board of directors of the Company, in its reasonable business judgment, approved the Purchase Price based upon the following factors: 1) the extensive search for a purchaser of the Business; 2) the number of offers made by potential purchasers for the Business; 3) the Company's ability to raise other sources of capital to operate the Business; and
4) the future trends in the industry of the Business.

At Closing, the Purchaser paid the Company $4,100,000 in cash. The Company may earn an additional $700,000 based upon two earnouts calculated upon gross revenues of the Business for the four consecutive quarters following the Closing, the first quarter of which begins the first day of the first full month after the Closing.

The pro forma financial information required by this item will be filed by amendment not later than 60 days after the date of the filing of this report.

ANY FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. INVESTORS ARE CAUTIONED THAT ACTUAL RESULTS MAY DIFFER SUBSTANTIALLY FROM SUCH FORWARD-LOOKING STATEMENTS, WHICH INVOLVE RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, CONTINUED ACCEPTANCE OF THE COMPANY'S PRODUCTS AND SERVICES IN THE MARKETPLACE, COMPETITIVE FACTORS, NEW PRODUCTS AND TECHNOLOGICAL CHANGES, DEPENDENCE UPON THIRD-PARTY VENDORS, CUSTOMER RELATIONS, GOVERNMENT SUPERVISION AND REGULATION, CHANGES IN INDUSTRY PRACTICES, CHANGES IN THIRD-PARTY EXPENSE REIMBURSEMENT PROCEDURES, AND OTHER RISKS DETAILED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BILLSERV, INC.


Date: July 29, 2003                           By: /s/ Michael R. Long
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                                                  Michael R. Long
                                                  Chief Executive Officer